Exhibit 99.4

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Brian L. Sheehy the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Nam Tai Property Inc., a British Virgin Islands corporation (the “Company”), directly or indirectly beneficially owned by IsZo Capital LP or any of its affiliates or members of its Schedule 13D group (collectively, the “IsZo Group”) and (ii) any solicitation of written requests or proxies that the IsZo Group is considering to convene a meeting of members of the Company in order to remove certain current directors of the Company and replace them with the IsZo Group’s slate of director nominees (the “Solicitation”). Such action shall include, but not be limited to:

1.                  executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the IsZo Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.                  if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.                  executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the IsZo Group;

4.                  performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.                  taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the reasonable opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s reasonable discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the IsZo Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of July 2020.

/s/ Michael Cricenti
MICHAEL CRICENTI

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Brian L. Sheehy the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Nam Tai Property Inc., a British Virgin Islands corporation (the “Company”), directly or indirectly beneficially owned by IsZo Capital LP or any of its affiliates or members of its Schedule 13D group (collectively, the “IsZo Group”) and (ii) any solicitation of written requests or proxies that the IsZo Group is considering to convene a meeting of members of the Company in order to remove certain current directors of the Company and replace them with the IsZo Group’s slate of director nominees (the “Solicitation”). Such action shall include, but not be limited to:

1.                  executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the IsZo Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.                  if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.                  executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the IsZo Group;

4.                  performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.                  taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the reasonable opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s reasonable discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the IsZo Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of July 2020.

/s/ Cindy Chen Delano
CINDY CHEN DELANO

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Brian L. Sheehy the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Nam Tai Property Inc., a British Virgin Islands corporation (the “Company”), directly or indirectly beneficially owned by IsZo Capital LP or any of its affiliates or members of its Schedule 13D group (collectively, the “IsZo Group”) and (ii) any solicitation of written requests or proxies that the IsZo Group is considering to convene a meeting of members of the Company in order to remove certain current directors of the Company and replace them with the IsZo Group’s slate of director nominees (the “Solicitation”). Such action shall include, but not be limited to:

1.                  executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the IsZo Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.                  if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.                  executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the IsZo Group;

4.                  performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.                  taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the reasonable opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s reasonable discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the IsZo Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of July 2020.

/s/ Bo Hu
BO HU

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Brian L. Sheehy the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Nam Tai Property Inc., a British Virgin Islands corporation (the “Company”), directly or indirectly beneficially owned by IsZo Capital LP or any of its affiliates or members of its Schedule 13D group (collectively, the “IsZo Group”) and (ii) any solicitation of written requests or proxies that the IsZo Group is considering to convene a meeting of members of the Company in order to remove certain current directors of the Company and replace them with the IsZo Group’s slate of director nominees (the “Solicitation”). Such action shall include, but not be limited to:

1.                  executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the IsZo Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.                  if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.                  executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the IsZo Group;

4.                  performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.                  taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the reasonable opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s reasonable discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the IsZo Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of July 2020.

/s/ Leung Lin Cheong Louis (Louis Leung)
LEUNG LIN CHEONG LOUIS (LOUIS LEUNG)

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Brian L. Sheehy the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Nam Tai Property Inc., a British Virgin Islands corporation (the “Company”), directly or indirectly beneficially owned by IsZo Capital LP or any of its affiliates or members of its Schedule 13D group (collectively, the “IsZo Group”) and (ii) any solicitation of written requests or proxies that the IsZo Group is considering to convene a meeting of members of the Company in order to remove certain current directors of the Company and replace them with the IsZo Group’s slate of director nominees (the “Solicitation”). Such action shall include, but not be limited to:

1.                  executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the IsZo Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.                  if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.                  executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the IsZo Group;

4.                  performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.                  taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the reasonable opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s reasonable discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the IsZo Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of July 2020.

/s/ Paula J. Poskon
PAULA J. POSKON

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Brian L. Sheehy the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Nam Tai Property Inc., a British Virgin Islands corporation (the “Company”), directly or indirectly beneficially owned by IsZo Capital LP or any of its affiliates or members of its Schedule 13D group (collectively, the “IsZo Group”) and (ii) any solicitation of written requests or proxies that the IsZo Group is considering to convene a meeting of members of the Company in order to remove certain current directors of the Company and replace them with the IsZo Group’s slate of director nominees (the “Solicitation”). Such action shall include, but not be limited to:

1.                  executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the IsZo Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.                  if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.                  executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the IsZo Group;

4.                  performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.                  taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the reasonable opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s reasonable discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the IsZo Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of July 2020.

/s/ Jeffrey Tuder
JEFFREY TUDER